                                 RENTAL SCHEDULE
                                       AND
                             ACCEPTANCE CERTIFICATE
                                    NO. B-22

      This RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE, dated as of June 28, 1990, between American Finance Group, a Massachusetts general partnership and successor in interest to American Finance Group, Inc. ("Lessor"), a Massachusetts corporation and Packaging Corporation of America ("Lessee") incorporates by reference the terms and conditions of Master Lease Agreement No. 8707ILG313 (the "Master Lease"). Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the following described items of Equipment for the Lease Term and at the Basic Rent payable on the Payment Dates hereinafter set forth, on the terms and conditions set forth in the Master Lease.

1.    EQUIPMENT

       Description
       (Manufacturer,
Item   Type, Model and                 Equipment                  Acceptance
No.    Serial Number)                     Cost      Location         Date
----   ---------------                 ---------    --------      ----------

VARIOUS FORKLIFTS AND EQUIPMENT AS MORE FULLY DESCRIBED
ON THE ATTACHED SCHEDULE A AND VENDOR INVOICES           See Schedule A

       GRAND TOTAL EQUIPMENT COST:     $9,650.00
                                       ---------

BILL TO: Packaging Corporation of America
         7900 Main Street
         Fridley, MN 55432

2.    LEASE TERM

      The Lease Term Is for an Interim Term commencing on the date of acceptance of the Equipment for lease, as set in the attached Schedule A, and continuing through and including June 30, 1990 and for a Primary Term of 36 months, commencing on July 1, 1990 and continuing through and including the Expiration Date of June 30, 1993.

3.    BASIC RENT. PAYMENT DATES.

      Interim Term Basic Rent is due and payable in full on the first day of the Primary Term. Basic Rent for the Primary Term is due and payable in 36 payments of $241.25 each commencing on July 1, 1990 and continuing monthly in advance thereafter, through and including June 1, 1993.

                                 RENTAL SCHEDULE
                                       AND
                             ACCEPTANCE CERTIFICATE
                                    NO. B-22

                                    PAGE TWO

      Interim Term Basic Rent Is computed by multiplying the Total Equipment Cost by the Per Diem Lease Rate set forth below and multiplying the product by the number of days in the Interim Term. Primary Term Basic Rent is computed by multiplying the Total Equipment Cost by the Periodic Lease Rate set forth below.

                          Per Diem Lease Rate: .000833
                          Periodic Lease Rate: .025000

4. SPECIAL MAINTENANCE AND RETURN CONDITIONS. In furtherance, and not in limitation of, the use, maintenance and return conditions for the Equipment set forth in Sections 4 and 9 of the Master Lease, Lessee hereby agrees to return the Equipment to Lessor in accordance with all of the terms and conditions of the Master Lease and in compliance with the following special return conditions:

      1.    When loaded to its rated capacity, each Unit shall:

            (a) Start under its own power and idle without water or fuel leaks.

            (b) Move through its normal speed ranges in both forward and reverse, in normal operating manner.

            (c)   Steer normally right and left in both forward and reverse.

            (d) Be able to stop with its service brakes within a safe distance, in both forward and reverse.

            (e) Lift, lower, and tilt normally with and without a load a minimum of three (3) times. Carriage, lift chains and channel assembly shall be in working condition, normal wear and tear excepted.

            (f) Electric trucks, if purchased with batteries, must be returned with batteries that are capable of sustaining a charge that will permit use of the equipment for an eight (8) hour shift.

            (g)   All motors shall operate without arcing and/or sparking.

      2. Each Unit's attachment(s), if any, shall perform all of its required functions, and each Unit's horn, parking brake, and lights shall be operational.

      3. The Units shall, on average, have tires with at least fifty percent (50%) remaining tread.

      4. Each Unit shall be complete with all originally-installed parts and pieces.

                                 RENTAL SCHEDULE
                                       AND
                             ACCEPTANCE CERTIFICATE
                                    NO. B-22

                                   PAGE THREE

5.    TAX INDEMNITY

      Lessee acknowledges that this Rental Schedule and the Master Lease Agreement has been entered into on the basis that Lessor shall be entitled for federal and state income tax purposes (i) to claim the deductions for depreciation on the total original cost of the Equipment pursuant to the Accelerated Cost Recovery System under Section 168 of the Internal Revenue Code of 1986, as amended ("Code") or for state income tax purposes, any other depreciation deduction method that is permitted by certain state law; and (ii) to claim under Section 163 of the Code a tax deduction for the full amount of any interest paid by Lessor or accrued under Lessor's method of tax accounting on any indebtedness secured by the Equipment (hereinafter referred to collectively as the "Tax Benefits"). Lessee agrees to fully indemnify Lessor for any loss, disallowance, unavailability or recapture of the Tax Benefits as a result of any act, omission, misrepresentation or failure to act by Lessee, any sublessee, or any other person authorized by the Lessee to use or maintain the Equipment. If Lessor shall lose, shall not have the right to claim, or if there shall be disallowed or recaptured, all or any portion of such Tax Benefits, Lessee shall pay to Lessor as additional rent (a) an amount equal to the value, determined at the highest marginal tax rate on a present value basis discounted at the Lessor's then current cost of funds, of the Tax Benefits so disallowed or made unavailable plus (b) all interest, penalties, or additions to tax resulting from such loss, disallowance, unavailability or recapture of any of the foregoing, plus (c) all taxes required to by paid by the Lessor, its successors, assigns, or affiliates under any federal, state and local law upon receipt of any of the indemnifications set forth in this Section.

6.    ACCEPTANCE CERTIFICATE

      Lessee hereby represents, warrants and certifies (a) that the Equipment described herein has been delivered to and inspected and found satisfactory by Lessee and is accepted for Lease by Lessee under this Rental Schedule and the Master Lease as incorporated herein by reference, as of the Acceptance Date set forth above; (b) all Items of Equipment are new and unused as of the Acceptance Date, except as otherwise specified above, and (c) the representations and warranties of Lessee set forth in the Master Lease are true and correct as of the date hereof.

                                 RENTAL SCHEDULE
                                       AND
                             ACCEPTANCE CERTIFICATE
                                    NO. B-22

                                    PAGE FOUR

7.    ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

      This Rental Schedule and the Master Lease constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. To the extent any of the terms and conditions set forth in this Rental Schedule conflict with or are inconsistent with the Master Lease, this Rental Schedule shall govern and control. No amendment, modification or waiver of this Rental Schedule or the Master Lease will be effective unless evidenced by a writing signed by the party to be charged. This Rental Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have caused this Rental Schedule and Acceptance Certificate to be executed and delivered by their duly authorized representatives as of the date first above written.

AMERICAN FINANCE GROUP                     PACKAGING CORPORATION OF AMERICA
successor in interest to                   Lessee
AMERICAN FINANCE GROUP, INC.
Lessor

By /s/ Jim J. Franklin                     By /s/ R. Hanlon
   -------------------------                  -------------------------

Title Manager                              Title EXECUTIVE V.P.
      ----------------------                     ----------------------

COUNTERPART NO. 3 OF 4 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

6/26/90                 PACKAGING CORPORATION OF AMERICA                  Page 1
                                   SCHEDULE A

Vendor name              Invoice number   Unit cost   Serial Number   Eqpt. Manufacturer   Eqpt. Model
----------------------   --------------   ---------   -------------   ------------------   -----------
Yale Material Handling   0005311           9,650.00   W-40268         Crown                355CTT
                                          =========
TOTAL EQUIPMENT COST:                     $9,650.00

Eqpt. Type   Street         City      State   Zip Code   Acceptance Date   Rental schedule
----------   ------------   -------   -----   --------   ---------------   ---------------
FORKLIFT     7900 Main St   Fridley   MN      55432      5/04/90           B-22

                        PACKAGING CORPORATION OF AMERICA

                       EXHIBIT ONE TO RENTAL SCHEDULE B-22
                                 CASUALTY VALUES

                    (Stated as Percentage of Equipment Cost)

     AFTER
    PRIMARY
     TERM                                                    CASUALTY
  PAYMENT NO.                                                  VALUE
  -----------                                                --------
  Prior to 1                                                  112.00
           1                                                  110.75
           2                                                  109.48
           3                                                  108.19
           4                                                  106.89
           5                                                  105.57
           6                                                  104.23
           7                                                  102.88
           8                                                  101.51
           9                                                  100.12
          10                                                   98.72
          11                                                   97.29
          12                                                   95.85
          13                                                   94.38
          14                                                   92.90
          15                                                   91.40
          16                                                   89.88
          17                                                   88.34
          18                                                   86.79
          19                                                   85.21
          20                                                   83.61
          21                                                   81.99
          22                                                   80.34
          23                                                   78.68
          24                                                   77.00
          25                                                   75.29
          26                                                   73.56
          27                                                   71.81
          28                                                   70.04
          29                                                   68.24
          30                                                   66.42
          31                                                   64.58
          32                                                   62.71
          33                                                   60.82
          34                                                   58.90
          35                                                   56.96
          36                                                   55.00

      RENEWAL RENTAL SCHEDULE NO. B-18RN1 (the "Renewal Rental Schedule")
                           DATED AS OF MARCH 15, 1995
          TO MASTER LEASE AGREEMENT NO. 87071LG313 (the "Master Lease")
                            DATED AS OF JULY 1, 1987

LESSOR                                        LESSEE

AMERICAN INCOME PARTNERS V-D                  PACKAGING CORPORATION OF AMERICA
LIMITED PARTNERSHIP                           1603 ORRINGTON AVENUE
c/o AMERICAN FINANCE GROUP                    EVANSTON, IL 60204
EXCHANGE PLACE
BOSTON, MA 02109

1. LEASE TERM. PAYMENT DATES.

      This Renewal Rental Schedule, between American Finance Group, as lessor, lessor's interest therein having been previously sold and assigned to the above-referenced Lessor and Lessee incorporates by reference the terms and conditions of the Master Lease. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor those items of Equipment described on the attached Schedule B, for the Renewal Lease Term and at the Renewal Term Basic Rent payable on the Payment Dates hereinafter set forth on the attached Schedule A, on the terms and conditions set forth in the Master Lease.

2.    BASIC RENT.

      Renewal Term Basic Rent is computed by multiplying the Total Equipment Cost by the Renewal Lease Rate set forth on the attached Schedule A.

3.    STIPULATED LOSS VALUE.

      Notwithstanding the provision of the Master Lease, the Stipulated Loss Value for the Equipment during the Renewal Lease Term shall be equal to $12,368.00.

4.    ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

      This Renewal Rental Schedule and the Master Lease constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. Lessee hereby represents, warrants and certifies that the representations and warranties of Lessee set forth in the Master Lease are true and correct as of the date hereof. Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease. To the extent any of the terms and conditions set forth in this Renewal Rental Schedule conflict with or are inconsistent with the Master Lease, this Renewal Rental Schedule shall govern and control. No amendment, modification or waiver of this Renewal Rental Schedule or the Master Lease will be effective unless

                       RENEWAL RENTAL SCHEDULE NO. B-18RN1
                                    PAGE TWO

evidenced by a writing signed by the party to be charged. This Renewal Rental Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

5.    SPECIAL MAINTENANCE AND RETURN CONDITIONS.

      In furtherance, and not in limitation of, the use, maintenance and return conditions for the Equipment set forth in Section 4 and 11 of the Master Lease, Lessee hereby agrees to return the Equipment to Lessor in accordance with all of the terms and conditions of the Master Lease and in compliance with the following special return conditions:

1.    When loaded to its capacity, each unit shall:

      (a)   Start under its own power without water or hydraulic fluid leaks.

      (b) Move smoothly through its normal speed ranges in both forward and reverse, in normal operating manner, with and without full load.

      (c)   Steer right and left in both forward and reverse.

      (d)   Be able to stop within a safe distance in both forward and reverse.

      (e) Lift, Lower, Tilt and if applicable, Side Shift, with and without a load a minimum of (3) times. Rollers, carriage, lift chains, and channel assembly shall be in working condition, and shall not be rusted, cracked, welded or broken.

      (f) Electric Trucks, if purchased with batteries, must be returned with batteries that are capable of sustaining a charge for an (8) eight hour shift and in good condition with no leaks or cracked cases or cells.

      (g) Electric trucks, if purchased with chargers, must be returned with chargers that are in good working order and able to deliver the manufacturer's intended output.

      (h) All electrical cables and connectors shall be intact with no frayed cables or broken connectors.

      (i)   Contact Lips shall not show signs of arcing and/or sparking.

      (j) Commutators in all motors shall not be discolored, pitted, or show signs of brush arcing.

      (k)   No electronic safety feature shall be bypassed or disconnected.

2. Each unit's attachments, if any, shall perform all of its required functions, and each units horn, parking brake and lights shall be operational.

                       RENEWAL RENTAL SCHEDULE NO. B-18RN1
                                   PAGE THREE

3. The units may be returned with chunking on the top edge and holes elsewhere not exceeding one inch in diameter and there shall be no flat spots on any tire.

The undersigned, being the duly authorized representative of the Lessee, hereby certifies that the items of Equipment described on the attached Schedule B have been duly delivered to the Lessee in good order and duly inspected and accepted by the Lessee as conforming in all respects with the requirements and provisions of the Master Lease, as of the Renewal Term Commencement Date stated on the attached Schedule A.

AMERICAN INCOME PARTNERS V-D               PACKAGING CORPORATION OF AMERICA
LIMITED PARTNERSHIP                        Lessee
Lessor
                                           By: /s/ [ILLEGIBLE]
By:  AFG Leasing IV Incorporated               ----------------------------
Title:  General Partner                    Title: Director of Purchasing
                                                  -------------------------
By: /s/ Gail Ofgant
    ----------------------------
Title: Manager
       -------------------------

      COUNTERPART NO. 1 OF 2 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1

LLR40D-01                AMERICAN FINANCE GROUP           3/08/95 9:06:00 PAGE 1

                     Schedule A - Rental Schedule Economics

LESSEE:        PACKAGING CORPORATION OF AMERICA
LESSOR:        AMERICAN FINANCE GROUP

RENTAL SCHEDULE:                          B-18RN1
LEASE TERM (months):                           24
PRIMARY START DATE:                     6/01/1995
LEASE EXPIRATION DATE:                  5/31/1997
PAYMENT FREQUENCY:                        MONTHLY
ADVANCE/ARREARS:                          ADVANCE
LEASE RATE:                            .008085400
PER DIEM LEASE RATE:                   .000269513
PERIODIC RENT:                            $200.00
NUMBER OF PAYMENTS:                            24
TOTAL INTERIM RENT:                          $.00
PAYMENT COMMENCEMENT DATE:              6/01/1995
TOTAL EQUIPMENT COST:                  $24,736.00

DOCUMENTATION FEE:
                            ----------------------

[ILLEGIBLE]         LESSEE INITIALS
----------------

      GDO           LESSOR INITIALS
----------------

LLR41D-01              AMERICAN FINANCE GROUP             3/08/95 9:06:05 PAGE 1

                        Schedule B Equipment Description

LESSEE: PACKAGING CORPORATION OF AMERICA

                      RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NUMBER: B-18RN1

LESSOR: AMERICAN FINANCE GROUP

                                                                             Acceptance
Equipment Cost  Serial Number   Year Manufacturer       Model       Type     Date
---------------------------------------------------------------------------------------
   24,736.00    SNTC-9-19640         NISSAN             E-SO       TRUCK     6/01/1995
------------
   24,736.00 Total for Location 10854 LEROY DR         NORTHGLENN       CO 80233
============
   24,736.00 Total Equipment Cost

                       RENEWAL RENTAL SCHEDULE CHECKLIST

LESSEE:    PCA
           --------------------
R.S.:      B-18
           --------------------
NEW R.S.:  B-18RN1
           --------------------

1.    Clean up UCC'S                      [check mark]
      (create, continue, amend, etc.)  -----------------

2.    Original Titles                     [check mark]
                                       -----------------

3.    Input onto AS400                    [check mark]
                                       -----------------

4.    Update Equity Owner                 [check mark]
                                       -----------------

5.    Create RN R.S.                      [check mark]
                                       -----------------

6.    Insurance Updated                   [check mark]
                                       -----------------

7.    Send Docs to Lessee                 [check mark]
                                       -----------------

8.    Activation Report                   [check mark]
                                       -----------------

9.    Stop Bill Form                      [check mark]
                                       -----------------

10.   Leveraged Transaction                  N/A
                                       -----------------
      Note returned                          N/A
                                       -----------------
      R.S. returned                          N/A
                                       -----------------
      UCC Terminations                       N/A
                                       -----------------

                                         LF&A SIGNOFF
                                             GDO
                                       -----------------

Note: Award Code for ATF may need to be created.

COMMENTS:
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

                              STATE OF COLORADO - UCC3                FILED COPY

                                                         UNIFORM COMMERCIAL CODE
                                        UCC-3                STATEMENT OF CHANGE

                                            Filed with: SECRETARY OF STATE
1ST DEBTOR     |_| Additional debtor(s) on attachment   CHECK IF APPLICABLE

SSN/FED Tax ID   362552989


Name (Last, 1st) PACKAGING CORPORATION OF AMERICA
Street           1603 ORRINGTON AVE
City, State, Zip EVANSTON, IL 60204

                                     |_| This statement is to be recorded in the
                                         county real estate records ONLY.

                                     |_| This statement is to be recorded in
                                         real estate AND UCC records.
--------------------------------------------------------------------------------
                                                 For Office Use Only
       [bar code]
       COLORADO SECRETARY OF STATE - UCC3
       1560 BROADWAY STE 200
       DENVER CO 80202-5169

                                                              952022413 $10.00
                                                             SECRETARY OF STATE
                                                               03-24-95 11:55

                                   Fold Here
--------------------------------------------------------------------------------
ORIGINAL STATE
FILING NO.          902029837

County              SECRETARY OF STATE
County Book No.
County Page No.
County Filing No.
Orig Date Filed.    4/16/90
Real Estate No.

1ST SECURED         |_| Additional secured parties on attachment
PARTY

Name (Last, 1st)    AMERICAN FINANCE GROUP
Street              EXCHANGE PLACE, 14TH FLOOR
City, State, Zip    BOSTON, MA 02109

                                    Fold Here
--------------------------------------------------------------------------------
ASSIGNED PARTY      |_| Additional assigned parties on attachment

Name (Last, 1st)
Street
City, State, Zip
(Amendment, Assignment)

CHECK THE APPROPRIATE BOX

|_| TERMINATION: The secured party of record no longer claims a security interest under the financing statement.

|X|   CONTINUATION: The original financing statement is still effective.

|_| RELEASE OF COLLATERAL: The secured party of record releases the collateral described below.

|_| AMENDMENT: The financing statement is amended as set forth below. BOTH debtor and secured party must sign.

|_| TOTAL ASSIGNMENT: The secured party of record has assigned all rights in the original financing statement. The name and address of the assignee appear below.

|_| PARTIAL ASSIGNMENT: The secured party of record has assigned rights. The name and address of the assignee and a description of the collateral appear below.

                               PLEASE RETURN TO:
                                 CT Corporation
                               Attn: Irene Newell
                            49 Stevenson St. Ste. 300
                             San Francisco, CA 94105
                                 (800) 874-8820

No. of Additional
Sheets Presented: 0

                                             AMERICAN FINANCE GROUP
                                             /s/ Gail Ofgant, Auth. Signer
--------------------------------             -----------------------------------
Debtor Signature(s)                                   Secured Party Signature(s)
                                             GAIL OFGANT, AUTHORIZED SIGNER

--------------------------------             -----------------------------------
Printed Name & Title                                        Printed Name & Title

                                STATE OF ILLINOIS
             UNIFORM COMMERCIAL CODE Filed with: Secretary of State STATEMENTS OF CONTINUATION, PARTIAL RELEASE, ASSIGNMENT, ETC. - FORM UCC-8

This STATEMENT is presented to THE FILING OFFICER for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
For Filing Officer (Date, Time, Number, and Filing Office)
--------------------------------------------------------------------------------

Debtor(s) (Last Name First) and address(es)   Secured Party(ies) and address(es)
PACKAGING CORPORATION OF                      AMERICAN FINANCE GROUP
AMERICA                                       EXCHANGE PLACE 14TH FLOOR
1603 ORRINGTON AVE                            BOSTON, MA 02109
EVANSTON, IL 60204
--------------------------------------------------------------------------------

This Statement refers to original Financing Statement No. 2704217

Date filed: 4/16/90               Filed with Secretary of State
--------------------------------------------------------------------------------

A. |X| CONTINUATION.... The original financing statement between the foregoing
                        Debtor and Secured Party, bearing the file number shown above, is still effective.

B. |_| PARTIAL RELEASE. From the collateral described in the financing statement bearing the file number shown above, the Secured Party releases the property indicated below.

C. |_| ASSIGNMENT....   The Secured Party certifies that the Secured Party has
                        assigned to the Assignee whose name and address is shown below, Secured party's rights under the financing statement bearing the file number shown above in the property indicated below.

D. |_| TERMINATION....  The Secured Party certifies that the Secured Party no longer claims a security interest under the financing statement bearing the file number shown above.

E. |_| AMENDMENT....    The financing statement bearing the above file number is
                        amended.

                        |_| To show the Secured Party's new address indicated below;

                        |_| To show the Debtor's new address as indicated below;

                        |_| As set forth below:
--------------------------------------------------------------------------------

                                           No. of Additional Sheets Presented: 0
--------------------------------------------------------------------------------
                                           AMERICAN FINANCE GROUP

                          (Debtor)         By: /s/ Gail Ofgant, Auth. Signer
----------------------------------             ---------------------------------
(Signature of Debtor, if required)               (signature of secured party)
                                               GAIL OFGANT, AUTHORIZED SIGNER

Dated:                  , 19
      ------------------    --------------

This form of Financing Statement is approved by the Secretary of State

STANDARD FORM - UNIFORM COMMERCIAL CODE - FORM UCC-8 REV. 7/74        IL3.102194

                               PLEASE RETURN TO:
                                 CT Corporation
                               Attn: Irene Newell
                            49 Stevenson St. Ste. 300
                             San Francisco, CA 94105
                                 (800) 874-8820

                                                                RETURN TO SENDER

L2R13D                   AMERICAN FINANCE GROUP          3/02/95 15:11:04 PAGE 1

                              ASSET ACTIVITY REPORT

DATE OF REQUESTS: 3/02/95

PREPARED BY: [ILLEGIBLE]
             --------------

ASSET MGMT APPROVAL:      GDO
                     ---------------

TYPE OF TRANSACTION

(X) RENEWAL LEASE                          ( ) CASUALTY AT STIPULATED LOSS VALUE
( ) RELEASE TO NEW USER (EXISTING LESSEE)  ( ) EARLY TERMINATION
( ) RELEASE TO NEW USER (NEW LESSEE)       ( ) WAREHOUSE OF ASSETS
( ) SALE TO ORIGINAL USER                  ( ) OTHER
( ) SALE TO THIRD PARTY USER                         ---------------------------

PRIMARY TERM DATA

ORIGINAL LESSEE     PACKAGING CORPORATION OF AMERICA
STREET ADDRESS 1    1603 ORRINGTON AVE
STREET ADDRESS 2
CITY, STATE, ZIP    EVANSTON            IL 60204
CONTACT NAME        GEORGE LUBNIEWSKI
PHONE NUMBER        708-492-6977        FAX NUMBER        708-492-6924

MASTER LEASE NUMBER 8707IL5313
LEASE DATE          7/01/1987
RENTAL SCHEDULE     B-l8
START DATE          4/01/1990
EXPIRATION DATE     3/31/1955
PAYMENT FREQUENCY   M/ADV
LEASE RATE FACTOR   .018300000
LENDER/LOAN NUMBER
EQUITY OWNER(S)     1054
                    100.000000000

NEW LESSEE OR BUYER
STREET ADDRESS 1
STREET ADDRESS 2
CITY, STATE, ZIP
CONTACT NAME
PHONE NUMBER                           FAX NUMBER

SALE TYPE          BS    LS   OS    RS

TAX EXEMPTION STATUS     YES        NO                  EXEMPTION NUMBER

SPECIAL ARRANGEMENTS WITH LESSEE/BUYER

                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------

DOCUMENTS TO BE ISSUED DATE
                           -------------------------------

L2R13D                   AMERICAN FINANCE GROUP          3/02/95 15:11:04 PAGE 2

                              ASSET ACTIVITY REPORT

I. EQUIPMENT SALE DATA (SEE ATTACHED EQUIPMENT AND PRICE LIST)

TOTAL SALE PRICE              $
                               ----------------------
OUTSTANDING RECEIVABLES DUE   $
                               ----------------------
TOTAL DUE                     $
                               ----------------------
BROKERAGE FEE                 $
                               ----------------------
STOP BILL/TERMINATE DATE
                               ----------------------
SPECIAL TRANSACTION NOTES
                               -------------------------------------------------

                               -------------------------------------------------

II. RENEWAL OR RELEASE DATA (SEE ATTACHED EQUIPMENT LIST)

RENEWAL TERM                   2 Years
                               ----------------------
RENEWAL/RELEASE START DATE     6/1/95                 EXPIRATION DATE 5/31/97
                               ----------------------                 ----------
PAYMENT FREQUENCY              M/ADV Q/ADV S/ADV A/ADV M/ARR Q/ARR S/ARR A/ARR

STIPULATED LOSS VALUE          $                      LRF/RENT $.0080854/$200.00
                               ----------------------          -----------------
NEW EQUIPMENT LOCATION         Same
                               -------------------------------------------------

                               -------------------------------------------------

                               -------------------------------------------------

                               -------------------------------------------------

END OF LEASE OPTIONS           Same
                               -------------------------------------------------

                               -------------------------------------------------

SPECIAL RETURN CONDITIONS      Same
                               -------------------------------------------------

                               -------------------------------------------------

III. WAREHOUSE DATA (SEE ATTACHED EQUIPMENT LIST)

WAREHOUSE NAME
                               -------------------------------------------------
STREET ADDRESS 1
                               -------------------------------------------------
STREET ADDRESS 2
                               -------------------------------------------------
CITY, STATE, ZIP
                               -------------------------------------------------

WAREHOUSE COST                 $                      PAYMENT INSTRUCTIONS
                               ----------------------                     ------
DATE WAREHOUSED                                       STOP BILL DATE
                               ----------------------               ------------

IV. BILLING DATA

CREDITS TO INVOICES            None
                               -------------------------------------------------
BILLING ISSUES
                               -------------------------------------------------

                               -------------------------------------------------

L2R14D                   AMERICAN FINANCE GROUP          3/02/95 15:11:09 PAGE 1

                  ASSET ACTIVITY REPORT - EQUIPMENT DESCRIPTION

LESSEE: PACKAGING CORPORATION OF AMERICA
RENTAL SCHEDULE: B-l8

Asset    Equipment Cost  Serial Number    Manufacturer       Model       Type     Status    Bill Code
-----------------------------------------------------------------------------------------------------
0012988    24,736.00     SNTC-9-19640     NISSAN             E-50        TRUCK    LEASE     C0002
         -----------
           24,736.00 Total for Location 10854 LEROY DR       NORTHGLENN          CO 80233  GEO 060011060
         ===========
           24,736.00 Total Equipment Cost

                               ** END OF REPORT **

Packaging Corporation of America                                          [LOGO]
A Tenneco Company

                                         Corporate Offices
                                         1603 Orrington Avenue
                                         Evanston, Illinois 60201-3853
                                         (708) 492-5713

February 13, 1995

American Financial Group
Exchange Place
Boston, MA 02109

Attn: Sandra Mirra

Re: B-18, your letter of Feb. 13, 1995

Dear Sandy:

Please consider this formal notification that we wish to renew the lease of equipment on Schedule B-18 of Master Lease Agreement No. 87071LG313 for a two-year period at $200 per month.

Please prepare the necessary documents and forward them to my attention for execution. Thank you for your help.

Sincerely,


/s/ George Dubniewski

George Dubniewski, C.P.M.
Purchasing Manager

GL:pm

cc: P. Kala

[LOGO] PCA                                     [LOGO] Printed on recycled paper.

       RENEWAL RENTAL SCHEDULE NO. B-21RN1 (the "Renewal Rental Schedule")
                            DATED AS OF MAY 10, 1995
          TO MASTER LEASE AGREEMENT NO. 8707ILG313(the "Master Lease")
                            DATED AS OF JULY 1, 1987

LESSOR                                              LESSEE

AMERICAN INCOME PARTNERS V-D                        PACKAGING CORPORATION OF
LIMITED PARTNERSHIP                                 AMERICA
c/o AMERICAN FINANCE GROUP                          1603 ORRINGTON AVE.
EXCHANGE PLACE                                      EVANSTON, IL 60204
BOSTON, MA 02109

1.    LEASE TERM. PAYMENT DATES.

      This Renewal Rental Schedule, between American Finance Group, as lessor, lessor's interest therein having been previously sold and assigned to the above-referenced Lessor and Lessee incorporates by reference the terms and conditions of the Master Lease. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor those items of Equipment described on the attached Schedule B, for the Renewal Lease Term and at the Renewal Term Basic Rent payable on the Payment Dates hereinafter set forth on the attached Schedule A, on the terms and conditions set forth in the Master Lease.

2.    BASIC RENT.

      Renewal Term Basic Rent is computed by multiplying the Total Equipment Cost by the Renewal Lease Rate set forth on the attached Schedule A.

3.    STIPULATED LOSS VALUE.

Notwithstanding the provision of Sections 5 and 11 of the Master Lease, the Stipulated Loss Value for the Equipment during the Renewal Lease Term shall be equal to $32,183.65.

4.    SPECIAL MAINTENANCE AND RETURN CONDITIONS.

In furtherance, and not in limitation of, the use, maintenance and return conditions for the Equipment set forth in Sections 5 and 11 of the Master Lease, Lessee hereby agrees to return the Equipment to Lessor in accordance with all of the terms and conditions of the Master Lease and in compliance with the following special return conditions:

l.    When loaded to its capacity, each unit shall:

      (a)   Start under its own power without water or hydraulic fluid leaks.

      (b) Move smoothly through its normal speed ranges in both forward and reverse, in normal operating manner, with and without full load.

      (c)   Steer right and left in both forward and reverse.

                       RENEWAL RENTAL SCHEDULE NO. B-21RN1
                                    PAGE TWO

      (d)   Be able to stop within a safe distance in both forward and reverse.

      (e) Lift, Lower, Tilt and if applicable, Side Shift, with and without a load a minimum of (3) times. Rollers, carriage, lift chains, and channel assembly shall be in working condition, and shall not be rusted, cracked, welded or broken.

      (f)   Start without hesitation and without external assistance.

      (g) Unit will not smoke during acceleration, deceleration, or idling at normal operating temperature.

      (h) Have no excessive noise or vibration at normal operating temperatures.

      (i) Have no external coolant, oil or fuel leaks at normal operating temperature.

      (j) Have no internal coolant, oil or fuel leaks at normal operating temperature.

      (k)   No electronic safety feature shall be bypassed or disconnected.

2. Each unit's attachments, if any, shall perform all of its required functions, and each units horn, parking brake and lights shall be operational.

3. The units may be returned with chunking on the top edge and holes elsewhere not exceeding one inch in diameter and there shall be no flat spots on any tire. Tires shall have at least 50% of tread remaining.

4. Each unit shall have all supplementary equipment or equivalent attached as originally ordered, excluding any items considered as consumable under normal working conditions.

5.    ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

      This Renewal Rental Schedule and the Master Lease constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. Lessee hereby represents, warrants and certifies that the representations and warranties of Lessee set forth in the Master Lease are true and correct as of the date hereof. Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease. To the extent any of the terms and conditions set forth in this Renewal Rental Schedule conflict with or are inconsistent with the Master Lease, this Renewal Rental Schedule shall govern and control. No amendment, modification or waiver of this Renewal Rental Schedule or the Master Lease will be effective unless evidenced in writing signed by the party to be charged. This Renewal Rental Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

                       RENEWAL RENTAL SCHEDULE NO. B-21RN1
                                   PAGE THREE

The undersigned, being the duly authorized representative of the Lessee, hereby certifies that the items of Equipment described on the attached Schedule B have been duly delivered to the Lessee in good order and duly inspected and accepted by the Lessee as conforming in all respects with the requirements and provisions of the Master Lease, as of the Renewal Term Commencement Date stated on the attached Schedule A.

AMERICAN INCOME PARTNERS V-D              PACKAGING CORPORATION OF AMERICA
LIMITED PARTNERSHIP                       Lessee
Lessor

/s/ Gail Ofgant                           By: /s/ [ILLEGIBLE]
----------------------------                  ----------------------------------
By:    AFG Leasing IV Incorporated        Title: Dir. of Purchasing
Title: General Partner                           -------------------------------


      COUNTERPART NO. 1 OF 2 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1

LLR40D-01                AMERICAN FINANCE GROUP          5/08/95 12:12:50 PAGE 1

                     Schedule A - Rental Schedule Economics

LESSEE:        PACKAGING CORPORATION OF AMERICA
LESSOR:        AMERICAN FINANCE GROUP

RENTAL SCHEDULE:                      B-21RN1
LEASE TERM (months):                          12
PRIMARY START DATE:                    9/01/1995
LEASE EXPIRATION DATE:                 8/31/1996
PAYMENT FREQUENCY:                       MONTHLY
ADVANCE/ARREARS:                         ADVANCE
LEASE RATE:                           .014370700
PER DIEM LEASE RATE:                  .000479023
PERIODIC RENT:                           $925.01
NUMBER OF PAYMENTS:                           12
TOTAL INTERIM RENT:                         $.00
PAYMENT COMMENCEMENT DATE:             9/01/1995
TOTAL EQUIPMENT COST:                 $64,367.29

DOCUMENTATION FEE:
                          -----------------------

[ILLEGIBLE]         LESSEE INITIALS
------------------

     GDO            LESSOR INITIALS
------------------

LLR41D-01              AMERICAN FINANCE GROUP            5/08/95 12:12:55 PAGE 1

                        Schedule B Equipment Description

LESSEE: PACKAGING CORPORATION OF AMERICA

                      RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE NUMBER: B-21RN1

LESSOR: AMERICAN FINANCE GROUP

                                                                             Acceptance
Equipment Cost  Serial Number   Year Manufacturer       Model       Type     Date
---------------------------------------------------------------------------------------
   16,076.94   GX230-2548-7158       CLARK            GCX20 LPG   FORKLIFT   9/01/1995
   16,076.99   GX230-2549-7l58       CLARK            GCX20 LPG   FORKLIFT   9/01/1995
   16,097.80   GX230-2559-7158       CLARK            GCX20 LPG   FORKLIFT   9/01/1995
   16,115.56   GX230-2559-7l58       CLARK            GCX20       FORKLIFT   9/01/1995
------------
   64,367.29 Total for Location 1824 BALTIMORE        MIDDLETOWN          OH 45044
============
   64,367.29 Total Equipment Cost

                                STATE OF ILLINOIS
             UNIFORM COMMERCIAL CODE - FINANCING STATEMENT- FORM UCC-1

Filed With: Secretary of State

This STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
For Filing Officer (Date, Time, Number, and Filing Office)

--------------------------------------------------------------------------------
Debtor(s) (Last Name First) and address(es)   Secured Party(ies) and address(es)
PACKAGING CORPORATION OF                      AMERICAN FINANCE GROUP
AMERICA                                       EXCHANGE PLACE - 14TH FLOOR
1603 ORRINGTON AVE                            BOSTON, MA 02109
EVANSTON, IL 60204
--------------------------------------------------------------------------------
ASSIGNEE OF SECURED PARTY

--------------------------------------------------------------------------------
This financing statement covers the following types (or items) of property:

ALL LESSEE'S RIGHT, TITLE AND INTEREST IN AND TO THOSE ITEMS OF EQUIPMENT LEASED BY DEBTOR, AS LESSEE, FROM SECURED PARTY, AS LESSOR, PURSUANT TO THE RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE(S) AND TO THE MASTER LEASE AGREEMENT DESCRIBED ON THE ATTACHED, INCLUDING ALL ADDITIONS, REPLACEMENTS, ACCESSORIES, SUBSTITUTIONS AND IMPROVEMENTS THERETO, ALL EXTENSIONS AND RENEWALS THEREOF, AND ALL PROCEEDS OF EACH OF THE FOREGOING. THE EQUIPMENT IS LOCATED ON THE PREMISES OF THE LESSEE AT THE ADDRESSES LISTED ON THE ATTACHED. THIS FILING IS FOR INFORMATIONAL PURPOSES ONLY AS THIS IS A LEASE. (B-21RN1)

|_| Products of Collateral are also covered.
--------------------------------------------------------------------------------

      Additional sheets presented.
-----

      Filed with Office of Secretary of State of Illinois.
-----

      Debtor is a transmitting utility as defined in Sec. UCC 9-105
-----
--------------------------------------------------------------------------------
PACKAGING CORPORATION OF AMERICA

By: /s/ [ILLEGIBLE]
    -----------------------------
        Signature of Debtor
                  (Secured Party)
NAME, AUTHORIZED SIGNER

/s/ R.W. Hecker

Signature of Debtor required in most cases;
Signature of Secured Party in Cases By UCC Sec. 9.402(2)

This form of financing statement is approved by the Secretary of State.

STANDARD FORM - UNIFORM COMMERCIAL CODE - FORM UCC-1 - REV. 1-76      ILJ-092794

LLR22C                 AMERICAN FINANCE GROUP            5/08/95 14:41:31 PAGE 1

                                 UCC ATTACHMENT

LESSEE: PACKAGING CORPORATION OF AMERICA
RENTAL SCHEDULE: B-21RN1

MANUFACTURER  MODEL       TYPE        SERIAL NUMBER    STREET           CITY         ST COUNTY
----------------------------------------------------------------------------------------------
CLARK         GCX20       FORKLIFT    GX230-2559-7158  1824 BALTIMORE   MIDDLETOWN   OH BUTLER
CLARK         GCX20 LPG   FORKLIFT    GX230-2548-7158  1824 BALTIMORE   MIDDLETOWN   OH BUTLER
CLARK         GCX20 LPG   FORKLIFT    GX230-2549-7158  1824 BALTIMORE   MIDDLETOWN   OH BUTLER
CLARK         GCX20 LPG   FORKLIFT    GX230-2558-7158  1824 BALTIMORE   MIDDLETOWN   OH BUTLER

                               ** END OF REPORT **

STATE OF OHIO       UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - UCC-1

This FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.

--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es)

   PACKAGING CORPORATION OF AMERICA
   1603 ORRINGTON AVE
   EVANSTON, IL 60204
--------------------------------------------------------------------------------
2. Secured Party(ies) and Address(es)
   AMERICAN FINANCE GROUP
   EXCHANGE PLACE - 14TH FLOOR
   BOSTON, MA 02109
--------------------------------------------------------------------------------
3. For Filing Officer
   (Date, Time, Number, and Filing Office)
--------------------------------------------------------------------------------
4. This Financing statement covers the following types (or items) of property:

   Collateral description on attachment (B-21RN1)
--------------------------------------------------------------------------------
5. Assignee(s) of Secured Party and Address(es)

--------------------------------------------------------------------------------
Check |X| if covered:

|_| Products of Collateral are also covered

No. of additional sheets presented: 1
--------------------------------------------------------------------------------
Filed with Secretary of State

--------------------------------------------------------------------------------
                  (USE WHICHEVER SIGNATURE LINE IS APPLICABLE)

PACKAGING CORPORATION OF AMERICA        AMERICAN FINANCE GROUP

By: /s/ [ILLEGIBLE]                     By: /s/ Gail Ofgant
   ------------------------------           ------------------------------------
      Signature(s) of Debtor(s)              Signature(s) of Secured Party(ies)
NAME, AUTHORIZED SIGNER                      GAIL OFGANT, AUTHORIZED SIGNER
     R.W. Hecker

         STANDARD FORM -                This form of financing statement is
UNIFORM COMMERCIAL CODE - UCC-1         approved by the Secretary of State

                                                            Revised, Eff. 1/1/79
                                                                      OHJ-092794

                            ATTACHMENT TO OHIO UCC-1:
                    PACKAGING CORPORATION OF AMERICA (DEBTOR)

--------------------------------------------------------------------------------

ITEMS CONTINUED FROM FORM:

4.  This financing statement covers the following property:
      ALL LESSEE'S RIGHT, TITLE AND INTEREST IN AND TO THOSE ITEMS OF EQUIPMENT LEASED BY DEBTOR, AS LESSEE, FROM SECURED PARTY, AS LESSOR, PURSUANT TO THE RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE(S) AND TO THE MASTER LEASE AGREEMENT DESCRIBED ON THE ATTACHED, INCLUDING ALL ADDITIONS, REPLACEMENTS, ACCESSORIES, SUBSTITUTIONS AND IMPROVEMENTS THERETO, ALL EXTENSIONS AND RENEWALS THEREOF, AND ALL PROCEEDS OF EACH OF THE FOREGOING. THE EQUIPMENT IS LOCATED ON THE PREMISES OF THE LESSEE AT THE ADDRESSES LISTED ON THE ATTACHED. THIS FILING IS FOR INFORMATIONAL PURPOSES ONLY AS THIS IS A LEASE. (B-21RN1)

LLR22C                 AMERICAN FINANCE GROUP            5/08/95 14:41:31 PAGE 1

                                 UCC ATTACHMENT

LESSEE: PACKAGING CORPORATION OF AMERICA
RENTAL SCHEDULE: B-21RN1

MANUFACTURER  MODEL       TYPE        SERIAL NUMBER    STREET           CITY         ST COUNTY
----------------------------------------------------------------------------------------------
CLARK         GCX20       FORKLIFT    GX230-2559-7158  1824 BALTIMORE   MIDDLETOWN   OH BUTLER
CLARK         GCX20 LPG   FORKLIFT    GX230-2543-7158  1824 BALTIMORE   MIDDLETOWN   OH BUTLER
CLARK         GCX20 LPG   FORKLIFT    GX230-2549-7158  1824 BALTIMORE   MIDDLETOWN   OH BUTLER
CLARK         GCX20 LPG   FORKLIFT    GX230-2558-7158  1824 BALTIMORE   MIDDLETOWN   OH BUTLER

                               ** END OF REPORT **

This FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.

--------------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and Address(es)

   PACKAGING CORPORATION OF AMERICA
   1603 ORRINGTON AVE
   EVANSTON, IL 60204
--------------------------------------------------------------------------------
2. Secured Party(ies) and Address(es)
   AMERICAN FINANCE GROUP
   EXCHANGE PLACE - 14TH FLOOR
   BOSTON, MA 02109
--------------------------------------------------------------------------------
3. For Filing Officer
   (Date, Time, Number, and Filing Office)
--------------------------------------------------------------------------------
4. This Financing Statement covers the following types (or items) of property:

   Collateral description on attachment (B-21RN1)
--------------------------------------------------------------------------------
5. Assignee(s) of Secured Party and Address(es)

--------------------------------------------------------------------------------
Check |X| if covered.

|_| Products of Collateral are also covered

No. of additional sheets presented: 1
--------------------------------------------------------------------------------
Filed with Butler

--------------------------------------------------------------------------------
                  (USE WHICHEVER SIGNATURE LINE IS APPLICABLE)

PACKAGING CORPORATION OF AMERICA        AMERICAN FINANCE GROUP

By: /s/ [ILLEGIBLE]                     By: /s/ Gail Ofgant
   ------------------------------           ------------------------------------
      Signature(s) of Debtor(s)              Signature(s) of Secured Party(ies)
NAME, AUTHORIZED SIGNER                      GAIL OFGANT, AUTHORIZED SIGNER
     R.W. Hecker

         STANDARD FORM -                This form of financing statement is
UNIFORM COMMERCIAL CODE - UCC-1         approved by the Secretary of State

                                                            Revised, Eff. 1/1/79
                                                                      OH1-092794

                            ATTACHMENT TO OHIO UCC-1:
                    PACKAGING CORPORATION OF AMERICA (DEBTOR)

ITEMS CONTINUED FROM FORM:

4.  This financing statement covers the following property:
      ALL LESSEE'S RIGHT, TITLE AND INTEREST IN AND TO THOSE ITEMS OF EQUIPMENT LEASED BY DEBTOR, AS LESSEE, FROM SECURED PARTY, AS LESSOR, PURSUANT TO THE RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE(S) AND TO THE MASTER LEASE AGREEMENT DESCRIBED ON THE ATTACHED, INCLUDING ALL ADDITIONS, REPLACEMENTS, ACCESSORIES, SUBSTITUTIONS AND IMPROVEMENTS THERETO, ALL EXTENSIONS AND RENEWALS THEREOF, AND ALL PROCEEDS OF EACH OF THE FOREGOING. THE EQUIPMENT IS LOCATED ON THE PREMISES OF THE LESSEE AT THE ADDRESSES LISTED ON THE ATTACHED. THIS FILING IS FOR INFORMATIONAL PURPOSES ONLY AS THIS IS A LEASE. (B-21RN1)

LLR22C                 AMERICAN FINANCE GROUP            5/08/95 14:41:30 PAGE 1

                                 UCC ATTACHMENT

LESSEE: PACKAGING CORPORATION OF AMERICA
RENTAL SCHEDULE: B-21RN1

MANUFACTURER  MODEL       TYPE        SERIAL NUMBER    STREET           CITY         ST COUNTY
----------------------------------------------------------------------------------------------
CLARK         GCX20       FORKLIFT    GX230-2559-7158  1824 BALTIMORE   MIDDLETOWN   OH BUTLER
CLARK         GCX20 LPG   FORKLIFT    GX230-2548-7158  1824 BALTIMORE   MIDDLETOWN   OH BUTLER
CLARK         GCX20 LPG   FORKLIFT    GX230-2549-7158  1824 BALTIMORE   MIDDLETOWN   OH BUTLER
CLARK         GCX20 LPG   FORKLIFT    GX230-2558-7158  1824 BALTIMORE   MIDDLETOWN   OH BUTLER

                               ** END OF REPORT **

                        RENEWAL RENTAL SCHEDULE CHECKLIST

LESSEE:   PCA
          ---------------

R.S.:     B-21
          ---------------

NEW R.S.: B-21RN1
          ---------------

1.    Clean up UCC'S                      [check mark]
      (create, continue, amend, etc.)  -----------------

2.    Original Titles                     [check mark]
                                       -----------------

3.    Input onto AS400                    [check mark]
                                       -----------------

4.    Update Equity Owner                 [check mark]
                                       -----------------

5.    Create RN R.S.                      [check mark]
                                       -----------------

6.    Insurance Updated                   [check mark]
                                       -----------------

7.    Send Docs to Lessee                 [check mark]
                                       -----------------

8.    Activation Report                   [check mark]
                                       -----------------

9.    Stop Bill Form                      [check mark]
                                       -----------------

10.   Leveraged Transaction                  N/A
                                       -----------------
      Note returned                          N/A
                                       -----------------
      R.S. returned                          N/A
                                       -----------------
      UCC Terminations                       N/A
                                       -----------------

                                       LF&A SIGNOFF
                                             GDO
                                       -----------------

Note: Award Code for ATF may need to be created.

COMMENTS:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

L2R13D                   AMERICAN FINANCE GROUP          5/05/95 10:41:20 PAGE 1

                              ASSET ACTIVITY REPORT

DATE OF REQUESTS 5/05/95

PREPARED BY: [ILLEGIBLE]
             --------------

ASSET MGMT APPROVAL:       GDO
                     ---------------

TYPE OF TRANSACTION

(X) RENEWAL LEASE                          ( ) CASUALTY AT STIPULATED LOSS VALUE
( ) RELEASE TO NEW USER (EXISTING LESSEE)  ( ) EARLY TERMINATION
( ) RELEASE TO NEW USER (NEW LESSEE)       ( ) WAREHOUSE OF ASSETS
( ) SALE TO ORIGINAL USER                  ( ) OTHER
( ) SALE TO THIRD PARTY USER                         ---------------------------

PRIMARY TERM DATA

ORIGINAL LESSEE     PACKAGING CORPORATION OF AMERICA
STREET ADDRESS 1    1603 ORRINGTON AVE
STREET ADDRESS 2
CITY, STATE, ZIP    EVANSTON            IL 60204
CONTACT NAME        GEORGE LUBNIEWSKI
PHONE NUMBER        708-492-6977        FAX NUMBER        708-492-6924

MASTER LEASE NUMBER 8707ILG313
LEASE DATE          7/01/1987
RENTAL SCHEDULE     B-21
START DATE          7/01/1990
EXPIRATION DATE     6/30/1995
PAYMENT FREQUENCY   M/ADV
LEASE RATE FACTOR   .018300000
LENDER/LOAN NUMBER
EQUITY OWNER(S)     1054
                    100.000000000

NEW LESSEE OR BUYER
STREET ADDRESS 1
STREET ADDRESS 2
CITY, STATE, ZIP
CONTACT NAME
PHONE NUMBER                           FAX NUMBER

SALE TYPE          BS    LS   OS    RS

TAX EXEMPTION STATUS     YES        NO                  EXEMPTION NUMBER

SPECIAL ARRANGEMENTS WITH LESSEE/BUYER

                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------

DOCUMENTS TO BE ISSUED DATE
                           -------------------------------

L2R13D                   AMERICAN FINANCE GROUP          5/05/95 10:41:20 PAGE 2

                              ASSET ACTIVITY REPORT

I. EQUIPMENT SALE DATA (SEE ATTACHED EQUIPMENT AND PRICE LIST)

TOTAL SALE PRICE              $
                               ----------------------
OUTSTANDING RECEIVABLES DUE   $
                               ----------------------
TOTAL DUE                     $
                               ----------------------
BROKERAGE FEE                 $
                               ----------------------
STOP BILL/TERMINATE DATE
                               ----------------------
SPECIAL TRANSACTION NOTES
                               -------------------------------------------------

                               -------------------------------------------------

II. RENEWAL OR RELEASE DATA (SEE ATTACHED EQUIPMENT LIST)

RENEWAL TERM                   One Year
                               ----------------------
RENEWAL/RELEASE START DATE     9/1/95                 EXPIRATION DATE 8/31/96
                               ----------------------                 ----------
PAYMENT FREQUENCY              M/ADV Q/ADV S/ADV A/ADV M/ARR Q/ARR S/ARR A/ARR

STIPULATED LOSS VALUE          $32,183.65             LRF/RENT $.0143707/925.-
                               ----------------------          -----------------
NEW EQUIPMENT LOCATION         Same
                               -------------------------------------------------

                               -------------------------------------------------

                               -------------------------------------------------

                               -------------------------------------------------

END OF LEASE OPTIONS           Same
                               -------------------------------------------------

                               -------------------------------------------------

SPECIAL RETURN CONDITIONS      Same
                               -------------------------------------------------

                               -------------------------------------------------

III. WAREHOUSE DATA (SEE ATTACHED EQUIPMENT LIST)

WAREHOUSE NAME
                               -------------------------------------------------
STREET ADDRESS 1
                               -------------------------------------------------
STREET ADDRESS 2
                               -------------------------------------------------
CITY, STATE, ZIP
                               -------------------------------------------------

WAREHOUSE COST                 $                      PAYMENT INSTRUCTIONS
                               ----------------------                     ------
DATE WAREHOUSED                                       STOP BILL DATE
                               ----------------------               ------------

IV. BILLING DATA

CREDITS TO INVOICES
                               -------------------------------------------------
BILLING ISSUES
                               -------------------------------------------------

                               -------------------------------------------------

L2R14D                 AMERICAN FINANCE GROUP            5/05/95 10:41:25 PAGE 1

                 ASSET ACTIVITY REPORT - EQUIPMENT DESCRIPTION

LESSEE: PACKAGING CORPORATION OF AMERICA
RENTAL SCHEDULE: B-21

Asset    Equipment Cost   Serial Number   Manufacturer     Model       Type     Status   Bill Code
---------------------------------------------------------------------------------------------------
0012992    16,076.94     GX230-2548-7158     CLARK       GCX20 LPG   FORKLIFT   LEASE      OH002
0012993    16,076.99     GX230-2549-7158     CLARK       GCX20 LPG   FORKLIFT   LEASE      OH002
0012994    16,097.80     GX230-2558-7158     CLARK       GCX20 LPG   FORKLIFT   LEASE      OH002
0012995    16,115.56     GX230-2559-7158     CLARK       GCX20       FORKLIFT   LEASE      OH002
        ------------
           64,367.29 Total for Location 1824 BALTIMORE       MIDDLETOWN           OH 45044 GEO 360171600
        ============
           64,367.29 Total Equipment Cost

                               ** END OF REPORT **

04/27/95

SANDRA MIRRA, ACCOUNT MANAGER
AMERICAN FINANCE GROUP
EXCHANGE PLACE,
BOSTON, MA 02109

PLEASE USE THIS LETTER AS AUTHORITY TO EXTEND THE LEASE ON RENTAL SCHEDULE B-21 FOR ONE YEAR. THIS WOULD BE EFFECTIVE FROM JULY 1, 1995 thru JUNE 30th, 1996. 120 days notification. Start date 9/1/95.

THIS LEASE COVERED (4) CLARK GCX20'S.

THE AMOUNT OF THE LEASE WOULD BE $ 925.00.

SINCERELY,


/s/ HOWARD M. LANIER

HOWARD M. LANIER, MAINTENANCE SUPERVISOR
MIDDLETOWN CONTAINER PLANT

TELEPHONE 513-727-4623

                                 RENTAL SCHEDULE
                                       AND
                             ACCEPTANCE CERTIFICATE
                                    NO. B-23

      This RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE, dated as of June 28, 1990, between American Finance Group, a Massachusetts general partnership and successor in interest to American Finance Group, Inc. ("Lessor"), a Massachusetts corporation and Packaging Corporation of America ("Lessee") incorporates by reference the terms and conditions of Master Lease Agreement No. 8707ILG313 (the "Master Lease"). Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the following described items of Equipment for the Lease Term and at the Basic Rent payable on the Payment Dates hereinafter set forth, on the terms and conditions set forth in the Master Lease.

1.    EQUIPMENT

       Description
       (Manufacturer,
Item   Type, Model and                 Equipment                  Acceptance
No.    Serial Number)                     Cost      Location         Date
----   ---------------                 ---------    --------      ----------

VARIOUS FORKLIFTS AND EQUIPMENT AS MORE FULLY DESCRIBED
ON THE ATTACHED SCHEDULE A AND VENDOR INVOICES            See Schedule A

       GRAND TOTAL EQUIPMENT COST:     $12,419.43
                                       ----------

BILL TO:  Packaging Corporation of America
          777 St. Clair Street
          Mentor, OH 44060

2.    LEASE TERM

      The Lease Term is for an Interim Term commencing on the date of acceptance of the Equipment for lease, as set in the attached Schedule A, and continuing through and including June 30, 1990 and for a Primary Term of 60 months, commencing on July 1, 1990 and continuing through and including the Expiration Date of June 30, 1995.

3.    BASIC RENT. PAYMENT DATES.

      Interim Term Basic Rent is due and payable in full on the first day of the Primary Term. Basic Rent for the Primary Term is due and payable in 60 payments of $227.28 each commencing on July 1, 1990 and continuing monthly in advance thereafter, through and including June 1, 1995.

                                 RENTAL SCHEDULE
                                       AND
                             ACCEPTANCE CERTIFICATE
                                    NO. B-23

                                    PAGE TWO

      Interim Term Basic Rent is computed by multiplying the Total Equipment Cost by the Per Diem Lease Rate set forth below and multiplying the product by the number of days in the Interim Term. Primary Term Basic Rent is computed by multiplying the Total Equipment Cost by the Periodic Lease Rate set forth below.

                          Per Diem Lease Rate: .000610
                          Periodic Lease Rate: .018300

4. SPECIAL MAINTENANCE AND RETURN CONDITIONS. In furtherance, and not in limitation of, the use, maintenance and return conditions for the Equipment set forth in Sections 4 and 9 of the Master Lease, Lessee hereby agrees to return the Equipment to Lessor in accordance with all of the terms and conditions of the Master Lease and in compliance with the following special return conditions:

      1.    When loaded to its rated capacity, each Unit shall:

            (a) Start under its own power and idle without water or fuel leaks.

            (b) Move through its normal speed ranges in both forward and reverse, in normal operating manner.

            (c)   Steer normally right and left in both forward and reverse.

            (d) Be able to stop with its service brakes within a safe distance, in both forward and reverse.

            (e) Lift, lower, and tilt normally with and without a load a minimum of three (3) times. Carriage, lift chains and channel assembly shall be in working condition, normal wear and tear excepted.

            (f) Electric trucks, if purchased with batteries, must be returned with batteries that are capable of sustaining a charge that will permit use of the equipment for an eight (8) hour shift.

            (g)   All motors shall operate without arcing and/or sparking.

      2. Each Unit's attachment(s), if any, shall perform all of its required functions, and each Unit's horn, parking brake, and lights shall be operational.

      3. The Units shall, on average, have tires with at least fifty percent (50%) remaining tread.

      4. Each Unit shall be complete with all originally-installed parts and pieces.

                                 RENTAL SCHEDULE
                                       AND
                             ACCEPTANCE CERTIFICATE
                                    NO. B-23

                                   PAGE THREE

5.    TAX INDEMNITY

      Lessee acknowledges that this Rental Schedule and the Master Lease Agreement has been entered into on the basis that Lessor shall be entitled for federal and state income tax purposes (i) to claim the deductions for depreciation on the total original cost of the Equipment pursuant to the Accelerated Cost Recovery System under Section 168 of the Internal Revenue Code of 1986, as amended ("Code") or for state income tax purposes, any other depreciation deduction method that is permitted by certain state law; and (ii) to claim under Section 163 of the Code a tax deduction for the full amount of any interest paid by Lessor or accrued under Lessor's method of tax accounting on any indebtedness secured by the Equipment (hereinafter referred to collectively as the "Tax Benefits"). Lessee agrees to fully indemnify Lessor for any loss, disallowance, unavailability or recapture of the Tax Benefits as a result of any act, omission, misrepresentation or failure to act by Lessee, any sublessee, or any other person authorized by the Lessee to use or maintain the Equipment. If Lessor shall lose, shall not have the right to claim, or if there shall be disallowed or recaptured, all or any portion of such Tax Benefits, Lessee shall pay to Lessor as additional rent (a) an amount equal to the value, determined at the highest marginal tax rate on a present value basis discounted at the Lessor's then current cost of funds, of the Tax Benefits so disallowed or made unavailable plus (b) all interest, penalties, or additions to tax resulting from such loss, disallowance, unavailability or recapture of any of the foregoing, plus (c) all taxes required to by paid by the Lessor, its successors, assigns, or affiliates under any federal, state and local law upon receipt of any of the indemnifications set forth in this Section.

6.    ACCEPTANCE CERTIFICATE

      Lessee hereby represents, warrants and certifies (a) that the Equipment described herein has been delivered to and inspected and found satisfactory by Lessee and is accepted for Lease by Lessee under this Rental Schedule and the Master Lease as incorporated herein by reference, as of the Acceptance Date set forth above; (b) all items of Equipment are new and unused as of the Acceptance Date, except as otherwise specified above, and (c) the representations and warranties of Lessee set forth in the Master Lease are true and correct as of the date hereof.

                                 RENTAL SCHEDULE
                                       AND
                             ACCEPTANCE CERTIFICATE
                                    NO. B-23

                                    PAGE FOUR

7.    ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

      This Rental Schedule and the Master Lease constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. To the extent any of the terms and conditions set forth in this Rental Schedule conflict with or are inconsistent with the Master Lease, this Rental Schedule shall govern and control. No amendment, modification or waiver of this Rental Schedule or the Master Lease will be effective unless evidenced by a writing signed by the party to be charged. This Rental Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have caused this Rental Schedule and Acceptance Certificate to be executed and delivered by their duly authorized representatives as of the date first above written.

AMERICAN FINANCE GROUP                    PACKAGING CORPORATION OF AMERICA
successor in interest to                  Lessee
AMERICAN FINANCE GROUP, INC.
Lessor

By /s/ Jim J. Franklin                    By /s/ R. Hanlon
   -----------------------------             -----------------------------------

Title Manager                             Title EXECUTIVE V.P.
      --------------------------                --------------------------------

COUNTERPART NO. 1 OF 4 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

6/26/90                 PACKAGING CORPORATION OF AMERICA                  Page 1
                                   SCHEDULE A

Vendor name              Invoice number   Unit cost   Serial Number   Eqpt. Manufacturer   Eqpt. Model
----------------------   --------------   ---------   -------------   ------------------   -----------
Towlift                  19321            11,235.00   5686481         Caterpillar          T30D
Towlift                  19322             1,184.43   W83579          Crown                GPW
                                         ==========
TOTAL EQUIPMENT COST:                    $12,419.43

Eqpt. Type   Street           City      State   Zip Code   Acceptance Date   Rental schedule
----------   ------------     -------   -----   --------   ---------------   ---------------
FORKLIFT     777 St Clair St  Mentor    OH      44060      5/18/90           B-23
PALLET TRUC  777 St Clair St  Mentor    OH      44060      5/18/90           B-23


                        PACKAGING CORPORATION OF AMERICA
                        EXHIBIT 1 TO RENTAL SCHEDULE B-23
                                 CASUALTY VALUES

                    (Stated as Percentage of Equipment Cost)

    AFTER                                     AFTER
   PRIMARY                                   PRIMARY
     TERM               CASUALTY               TERM               CASUALTY
  PAYMENT NO.             VALUE             PAYMENT NO.             VALUE
  -----------           --------            -----------           --------
  Prior to 1            112.00
           1            111.32                  31                  86.05
           2            110.63                  32                  85.02
           3            109.93                  33                  83.98
           4            109.22                  34                  82.92
           5            108.51                  35                  81.85
           6            107.78                  36                  80.77
           7            107.04                  37                  79.67
           8            106.30                  38                  78.55
           9            105.54                  39                  77.43
          10            104.77                  40                  76.28
          11            103.99                  41                  75.12
          12            103.21                  42                  73.95
          13            102.41                  43                  72.76
          14            101.60                  44                  71.55
          15            100.78                  45                  70.33
          16             99.95                  46                  69.09
          17             99.10                  47                  67.83
          18             98.25                  48                  66.56
          19             97.39                  49                  65.27
          20             96.51                  50                  63.97
          21             95.62                  51                  62.64
          22             94.72                  52                  61.30
          23             93.81                  53                  59.94
          24             92.88                  54                  58.56
          25             91.94                  55                  57.17
          26             91.00                  56                  55.75
          27             90.03                  57                  54.32
          28             89.06                  58                  52.87
          29             88.07                  59                  51.40
          30             87.07                  60                  50.00

                                 RENTAL SCHEDULE
                                       AND
                             ACCEPTANCE CERTIFICATE
                                    NO. B-30

      This RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE, dated as of September 19, 1990, between American Finance Group, a Massachusetts general partnership and successor in interest to American Finance Group, Inc. ("Lessor"), a Massachusetts corporation and Packaging Corporation of America ("Lessee") incorporates by reference the terms and conditions of Master Lease Agreement No. 8707ILG313 (the "Master Lease"). Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the following described items of Equipment for the Lease Term and at the Basic Rent payable on the Payment Dates hereinafter set forth, on the terms and conditions set forth in the Master Lease.

1.    EQUIPMENT

       Description
       (Manufacturer,
Item   Type, Model and                 Equipment                  Acceptance
No.    Serial Number                      Cost      Location         Date
----   ---------------                 ---------    --------      ----------

VARIOUS FORKLIFTS AND EQUIPMENT AS MORE FULLY DESCRIBED
ON THE ATTACHED SCHEDULE A AND VENDOR INVOICES            See Schedule A

       GRAND TOTAL EQUIPMENT COST:     $36,832.00
                                       ----------

BILL TO:  Packaging Corporation of America
          6247 Pine Street
          Burlington, WI 53105

2.    LEASE TERM

      The Lease Term is for an Interim Term commencing on the date of acceptance of the Equipment for lease, as set forth in the attached Schedule A, and continuing through and including September 30, 1990 and for a Primary Term of 60 months, commencing on October 1, 1990 and continuing through and including the Expiration Date of September 30, 1995.

3.    BASIC RENT. PAYMENT DATES.

      Interim Term Basic Rent is due and payable in full on the first day of the Primary Term. Basic Rent for the Primary Term is due and payable in 60 payments of $678.33 each commencing on October 1, 1990 and continuing monthly in advance thereafter, through and including September 1, 1995.

                                 RENTAL SCHEDULE
                                       AND
                             ACCEPTANCE CERTIFICATE
                                    NO. B-30

                                    PAGE TWO

      Interim Term Basic Rent is computed by multiplying the Total Equipment Cost by the Per Diem Lease Rate set forth below and multiplying the product by the number of days in the Interim Term. Primary Term Basic Rent is computed by multiplying the Total Equipment Cost by the Periodic Lease Rate set forth below.

                          Per Diem Lease Rate: .000614
                          Periodic Lease Rate: .018417

4. SPECIAL MAINTENANCE AND RETURN CONDITIONS. In furtherance, and not in limitation of, the use, maintenance and return conditions for the Equipment set forth in Sections 4 and 11 of the Master Lease, Lessee hereby agrees to return the Equipment to Lessor in accordance with all of the terms and conditions of the Master Lease and in compliance with the following special return conditions:

      1.    When loaded to its rated capacity, each Unit shall:

            (a) Start under its own power and idle without water or fuel leaks.

            (b) Move through its normal speed ranges in both forward and reverse, in normal operating manner.

            (c)   Steer normally right and left in both forward and reverse.

            (d) Be able to stop with its service brakes within a safe distance, in both forward and reverse.

            (e) Lift, lower, and tilt normally with and without a load a minimum of three (3) times. Carriage, lift chains and channel assembly shall be in working condition, normal wear and tear excepted.

            (f) Electric trucks, if purchased with batteries, must be returned with batteries that are capable of sustaining a charge that will permit use of the equipment for an eight (8) hour shift.

            (g)   All motors shall operate without arcing and/or sparking.

      2. Each Unit's attachment(s), if any, shall perform all of its required functions, and each Unit's horn, parking brake, and lights shall be operational.

      3. The Units shall, on average, have tires with at least fifty percent (50%) remaining tread.

      4. Each Unit shall be complete with all originally-installed parts and pieces.

                                 RENTAL SCHEDULE
                                       AND
                             ACCEPTANCE CERTIFICATE
                                    NO. B-30

                                   PAGE THREE

5.    TAX INDEMNITY

      Lessee acknowledges that this Rental Schedule and the Master Lease Agreement has been entered into on the basis that Lessor shall be entitled for federal and state income tax purposes (i) to claim the deductions for depreciation on the total original cost of the Equipment pursuant to the Accelerated Cost Recovery System under Section 168 of the Internal Revenue Code of 1986, as amended ("Code") or for state income tax purposes, any other depreciation deduction method that is permitted by certain state law; and (ii) to claim under Section 163 of the Code a tax deduction for the full amount of any interest paid by Lessor or accrued under Lessor's method of tax accounting on any indebtedness secured by the Equipment (hereinafter referred to collectively as the "Tax Benefits"). Lessee agrees to fully indemnify Lessor for any loss, disallowance, unavailability or recapture of the Tax Benefits as a result of any act, omission, misrepresentation or failure to act by Lessee, any sublessee, or any other person authorized by the Lessee to use or maintain the Equipment. If Lessor shall lose, shall not have the right to claim, or if there shall be disallowed or recaptured, all or any portion of such Tax Benefits, Lessee shall pay to Lessor as additional rent (a) an amount equal to the value, determined at the highest marginal tax rate on a present value basis discounted at the Lessor's then current cost of funds, of the Tax Benefits so disallowed or made unavailable plus (b) all interest, penalties, or additions to tax resulting from such loss, disallowance, unavailability or recapture of any of the foregoing, plus (c) all taxes required to by paid by the Lessor, its successors, assigns, or affiliates under any federal, state and local law upon receipt of any of the indemnifications set forth in this Section.

6.    ACCEPTANCE CERTIFICATE

      Lessee hereby represents, warrants and certifies (a) that the Equipment described herein has been delivered to and inspected and found satisfactory by Lessee and is accepted for Lease by Lessee under this Rental Schedule and the Master Lease as incorporated herein by reference, as of the Acceptance Date set forth above; (b) all items of Equipment are new and unused as of the Acceptance Date, except as otherwise specified above, and (c) the representations and warranties of Lessee set forth in the Master Lease are true and correct as of the date hereof.

                                 RENTAL SCHEDULE
                                       AND
                             ACCEPTANCE CERTIFICATE
                                    NO. B-30

                                    PAGE FOUR

7.    ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

      This Rental Schedule and the Master Lease constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. To the extent any of the terms and conditions set forth in this Rental Schedule conflict with or are inconsistent with the Master Lease, this Rental Schedule shall govern and control. No amendment, modification or waiver of this Rental Schedule or the Master Lease will be effective unless evidenced by a writing signed by the party to be charged. This Rental Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have caused this Rental Schedule and Acceptance Certificate to be executed and delivered by their duly authorized representatives as of the date first above written.

AMERICAN FINANCE GROUP                    PACKAGING CORPORATION OF AMERICA
successor in interest to                  Lessee
AMERICAN FINANCE GROUP, INC.
Lessor

By /s/ Jim J. Franklin                    By /s/ R. Hanlon
   -----------------------------             -----------------------------------

Title Manager                             Title EXEC V.P.
      --------------------------                --------------------------------

                        PACKAGING CORPORATION OF AMERICA
                        EXHIBIT 1 TO RENTAL SCHEDULE B-30
                                 CASUALTY VALUES

                    (Stated as Percentage of Equipment Cost)

    AFTER                                     AFTER
   PRIMARY                                   PRIMARY
     TERM               CASUALTY               TERM               CASUALTY
  PAYMENT NO.             VALUE             PAYMENT NO.             VALUE
  -----------           --------            -----------           --------
  Prior to 1             112.00
           1             111.32                 31                  86.01
           2             110.63                 32                  84.98
           3             109.92                 33                  83.93
           4             109.21                 34                  82.88
           5             108.49                 35                  81.81
           6             107.77                 36                  80.72
           7             107.03                 37                  79.62
           8             106.28                 38                  78.51
           9             105.52                 39                  77.38
          10             104.75                 40                  76.24
          11             103.97                 41                  75.08
          12             103.18                 42                  73.90
          13             102.38                 43                  72.72
          14             101.57                 44                  71.51
          15             100.75                 45                  70.29
          16              99.91                 46                  69.05
          17              99.07                 47                  67.80
          18              98.22                 48                  66.53
          19              97.35                 49                  65.24
          20              96.47                 50                  63.93
          21              95.58                 51                  62.61
          22              94.68                 52                  61.27
          23              93.77                 53                  59.92
          24              92.84                 54                  58.54
          25              91.90                 55                  57.15
          26              90.95                 56                  55.74
          27              89.99                 57                  54.31
          28              89.01                 58                  52.86
          29              88.02                 59                  51.39
          30              87.02                 60                  50.00

6/26/90                 PACKAGING CORPORATION OF AMERICA                  Page 1

Vendor name              Invoice number   Unit cost   Serial Number   Eqpt. Manuf   Eqpt. Model
----------------------   --------------   ---------   -------------   -----------   -----------
Milwaukee Engine         [ILLEGIBLE]      36,832.00   [ILLEGIBLE]     Hyster        [ILLEGIBLE]
                                         ==========
                                         $36,832.00 = TOTAL EQUIPMENT COST PER RENTAL SCHEDULE

Eqpt. Type   Street           City        State   Zip Code   Acceptance Date   Rental schedule
----------   ------------     -------     -----   --------   ---------------   ---------------
FORKLIFT     6247 Pine St     Barrington  WI      53105      9/05/90           B-30

                                 RENTAL SCHEDULE
                                       AND
                             ACCEPTANCE CERTIFICATE
                                    NO. B-17

      This RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE, dated as of March 16, 1990, between American Finance Group, a Massachusetts general partnership and successor in interest to American Finance Group, Inc. ("Lessor"), a Massachusetts corporation and Packaging Corporation of America ("Lessee") incorporates by reference the terms and conditions of Master Lease Agreement No. 8707ILG313 (the "Master Lease"). Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the following described items of Equipment for the Lease Term and at the Basic Rent payable on the Payment Dates hereinafter set forth, on the terms and conditions set forth in the Master Lease.

1.    EQUIPMENT

       Description
       (Manufacturer,
Item   Type, Model and                 Equipment                  Acceptance
No.    Serial Number)                     Cost      Location         Date
----   --------------                  ---------    --------      ----------

VARIOUS FORKLIFTS AND EQUIPMENT AS MORE FULLY DESCRIBED
ON THE ATTACHED SCHEDULE A AND INVOICES                   See Schedule A

       GRAND TOTAL EQUIPMENT COST:     $99,638.33
                                       ----------

BILL TO:   Packaging Corporation of America
           1002 Missouri Avenue
           Omaha, NE 68107

2.    LEASE TERM

      The Lease Term is for an Interim Term commencing on the date of acceptance of the Equipment for lease, as set in the attached Schedule A, and continuing through and including March 31, 1990 and for a Primary Term of 60 months, commencing on April 1, 1990 and continuing through and including the Expiration Date of March 31, 1995.

3.    BASIC RENT. PAYMENT DATES.

      Interim Term Basic Rent is due and payable in full on the first day of the Primary Term. Basic Rent for the Primary Term is due and payable in 60 payments of $1,823.38 each commencing on April 1, 1990 and continuing monthly in advance thereafter, through and including March 1, 1995.

                                 RENTAL SCHEDULE
                                       AND
                             ACCEPTANCE CERTIFICATE
                                    NO. B-17

                                    PAGE TWO

      Interim Term Basic Rent is computed by multiplying the Total Equipment Cost by the Per Diem Lease Rate set forth below and multiplying the product by the number of days in the Interim Term. Primary Term Basic Rent is computed by multiplying the Total Equipment Cost by the Periodic Lease Rate set forth below.

                          Per Diem Lease Rate: .000610
                          Periodic Lease Rate: .018300

4. SPECIAL MAINTENANCE AND RETURN CONDITIONS. In furtherance, and not in limitation of, the use, maintenance and return conditions for the Equipment set forth in Sections 4 and 9 of the Master Lease, Lessee hereby agrees to return the Equipment to Lessor in accordance with all of the terms and conditions of the Master Lease and in compliance with the following special return conditions:

      1.    When loaded to its rated capacity, each Unit shall:

            (a) Start under its own power and idle without water or fuel leaks.

            (b) Move through its normal speed ranges in both forward and reverse, in normal operating manner.

            (c)   Steer normally right and left in both forward and reverse.

            (d) Be able to stop with its service brakes within a safe distance, in both forward and reverse.

            (e) Lift, lower, and tilt normally with and without a load a minimum of three (3) times. Carriage, lift chains and channel assembly shall be in working condition, normal wear and tear excepted.

            (f) Electric trucks, if purchased with batteries, must be returned with batteries that are capable of sustaining a charge that will permit use of the equipment for an eight (8) hour shift.

            (g)   All motors shall operate without arcing and/or sparking.

      2. Each Unit's attachment(s), if any, shall perform all of its required functions, and each Unit's horn, parking brake, and lights shall be operational.

      3. The Units shall, on average, have tires with at least fifty percent (50%) remaining tread.

      4. Each Unit shall be complete with all originally-installed parts and pieces.

                                 RENTAL SCHEDULE
                                       AND
                             ACCEPTANCE CERTIFICATE
                                    NO. B-17

                                   PAGE THREE

5.    TAX INDEMNITY

      Lessee acknowledges that this Rental Schedule and the Master Lease Agreement has been entered into on the basis that Lessor shall be entitled for federal and state income tax purposes (i) to claim the deductions for depreciation on the total original cost of the Equipment pursuant to the Accelerated Cost Recovery System under Section 168 of the Internal Revenue Code of 1986, as amended ("Code") or for state income tax purposes, any other depreciation deduction method that is permitted by certain state law; and (ii) to claim under Section 163 of the Code a tax deduction for the full amount of any interest paid by Lessor or accrued under Lessor's method of tax accounting on any indebtedness secured by the Equipment (hereinafter referred to collectively as the "Tax Benefits"). Lessee agrees to fully indemnify Lessor for any loss, disallowance, unavailability or recapture of the Tax Benefits as a result of any act, omission, misrepresentation or failure to act by Lessee, any sublessee, or any other person authorized by the Lessee to use or maintain the Equipment. If Lessor shall lose, shall not have the right to claim, or if there shall be disallowed or recaptured, all or any portion of such Tax Benefits, Lessee shall pay to Lessor as additional rent (a) an amount equal to the value, determined at the highest marginal tax rate on a present value basis discounted at the Lessor's then current cost of funds, of the Tax Benefits so disallowed or made unavailable plus (b) all interest, penalties, or additions to tax resulting from such loss, disallowance, unavailability or recapture of any of the foregoing, plus (c) all taxes required to by paid by the Lessor, its successors, assigns, or affiliates under any federal, state and local law upon receipt of any of the indemnifications set forth in this Section.

6.    ACCEPTANCE CERTIFICATE

      Lessee hereby represents, warrants and certifies (a) that the Equipment described herein has been delivered to and inspected and found satisfactory by Lessee and is accepted for Lease by Lessee under this Rental Schedule and the Master Lease as incorporated herein by reference, as of the Acceptance Date set forth above; (b) all items of Equipment are new and unused as of the Acceptance Date, except as otherwise specified above, and (c) the representations and warranties of Lessee set forth in the Master Lease are true and correct as of the date hereof.

                                 RENTAL SCHEDULE
                                       AND
                             ACCEPTANCE CERTIFICATE
                                    NO. B-17

                                    PAGE FOUR

7.    ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

      This Rental Schedule and the Master Lease constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. To the extent any of the terms and conditions set forth in this Rental Schedule conflict with or are inconsistent with the Master Lease, this Rental Schedule shall govern and control. No amendment, modification or waiver of this Rental Schedule or the Master Lease will be effective unless evidenced by a writing signed by the party to be charged. This Rental Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties hereto have caused this Rental Schedule and Acceptance Certificate to be executed and delivered by their duly authorized representatives as of the date first above written.

AMERICAN FINANCE GROUP                    PACKAGING CORPORATION OF AMERICA
successor in interest to                  Lessee
AMERICAN FINANCE GROUP, INC.
Lessor

By /s/ [ILLEGIBLE]                        By /s/ R. Hanlon
   -----------------------------             -----------------------------------

Title Vice President                      Title Sr. V.P.
      --------------------------                --------------------------------

COUNTERPART NO. 1 OF 3 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

3/16/90                 PACKAGING CORPORATION OF AMERICA                  Page 1
                              RENTAL SCHEDULE A-17
                                   SCHEDULE A

Acceptance Date   Vendor name           Invoice number   Unit cost   Serial Number   Eqpt. Manufacturer   Eqpt. Model   Eqpt. Type
---------------   -----------           --------------   ---------   -------------   ------------------   -----------   ----------
11/28/89          Hyster Company        41092            49,801.19   D004V03269K     Hyster               S120XLS       FORKLIFT
 1/01/90          Reikes Equipment Co   65906/65907      16,612.38   485822          Yale                 GLC040        FORKLIFT
 1/01/90          Reikes Equipment Co   65906/65907      16,612.38   485823          Yale                 GLC040        FORKLIFT
 1/01/90          Reikes Equipment Co   65906/65907      16,612.38   485824          Yale                 GLC040        FORKLIFT
                                                        ==========
                                 Total Equipment Cost:  $99,638.33

                        PACKAGING CORPORATION OF AMERICA
                        EXHIBIT 1 TO RENTAL SCHEDULE A-17
                                 CASUALTY VALUES

                    (Stated as Percentage of Equipment Cost)

    AFTER                                     AFTER
   PRIMARY                                   PRIMARY
     TERM               CASUALTY               TERM               CASUALTY
  PAYMENT NO.             VALUE             PAYMENT NO.             VALUE
  -----------           --------            -----------           --------
   Prior to 1            112.00
            1            111.32                 31                  86.05
            2            110.63                 32                  85.02
            3            109.93                 33                  83.98
            4            109.22                 34                  82.92
            5            108.51                 35                  81.85
            6            107.78                 36                  80.77
            7            107.04                 37                  79.67
            8            106.30                 38                  78.55
            9            105.54                 39                  77.43
           10            104.77                 40                  76.28
           11            103.99                 41                  75.12
           12            103.21                 42                  73.95
           13            102.41                 43                  72.76
           14            101.60                 44                  71.55
           15            100.78                 45                  70.33
           16             99.95                 46                  69.09
           17             99.10                 47                  67.83
           18             98.25                 48                  66.56
           19             97.39                 49                  65.27
           20             96.51                 50                  63.97
           21             95.62                 51                  62.64
           22             94.72                 52                  61.30
           23             93.81                 53                  59.94
           24             92.88                 54                  58.56
           25             91.94                 55                  57.17
           26             91.00                 56                  55.75
           27             90.03                 57                  54.32
           28             89.06                 58                  52.87
           29             88.07                 59                  51.40
           30             87.07                 60                  50.00

                                                                     EXHIBIT 11


                                 RENTAL SCHEDULE
                                       AND
                             ACCEPTANCE CERTIFICATE
                                    NO. B-31

      This RENTAL SCHEDULE AND ACCEPTANCE CERTIFICATE, dated as of December 19, 1990, between American Finance Group, a Massachusetts general partnership and successor in interest to American Finance Group, Inc. ("Lessor"), a Massachusetts corporation and Packaging Corporation of America ("Lessee") Incorporates by reference the terms and conditions of Master Lease Agreement No. 8707ILG313 (the "Master Lease"). Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the following described items of Equipment for the Lease Term and at the Basic Rent payable on the Payment Dates hereinafter set forth, on the terms and conditions set forth in the Master Lease.

1.    EQUIPMENT

       Description
       (Manufacturer,
Item   Type, Model and                 Equipment                  Acceptance
No.    Serial Number)                     Cost      Location         Date
----   ---------------                 ---------    --------      ----------

VARIOUS FORKLIFTS AND EQUIPMENT AS MORE FULLY DESCRIBED
ON THE ATTACHED SCHEDULE A AND VENDOR INVOICES            See Schedule A

        GRAND TOTAL EQUIPMENT COST:    $52,756.00

BILL TO: Packaging Corporation of America
         1530 Fruitville Pk
         Lancaster, PA 17601

2.    LEASE TERM

      The Lease Term is for an Interim Term commencing on the date of acceptance of the Equipment for lease, as set forth in the attached Schedule A, and continuing through and including December 31, 1990 and for a Primary Term of 60 months, commencing on January 1, 1991 and continuing through and including the Expiration Date of December 31, 1995.

3.    BASIC RENT. PAYMENT DATES.

      Interim Term Basic Rent is due and payable in full on the first day of the Primary Term. Basic Rent for the Primary Term is due and payable in 60 payments of $947.68 each commencing on January 1, 1991 and continuing monthly in advance thereafter, through and including December 1, 1995.

      Interim Term Basic Rent is computed by multiplying the Total Equipment Cost by the Per Diem Lease Rate set forth below and multiplying the product by the number of days in the Interim Term. Primary Term Basic Rent is computed by multiplying the Total Equipment Cost by the Periodic Lease Rate set forth below.

                                 RENTAL SCHEDULE
                                       AND
                             ACCEPTANCE CERTIFICATE
                                    NO. B-31

                                    PAGE TWO

               Per diem Lease Rate: .000599
               Periodic Lease Rate: .01796341

4. SPECIAL MAINTENANCE AND RETURN CONDITIONS. In furtherance, and not in limitation of, the use, maintenance and return conditions for the Equipment set forth in Sections 4 and 11 of the Master Lease, Lessee hereby agrees to return the Equipment to Lessor in accordance with all of the terms and conditions of the Master Lease and in compliance with the following special return conditions:

      1.    When loaded to its rated capacity, each Unit shall:

            (a) Start under its own power and idle without water or fuel leaks.

            (b) Move through its normal speed ranges in both forward and reverse, in normal operating manner.

            (c)   Steer normally right and left in both forward and reverse.

            (d) Be able to stop with its service brakes within a safe distance, in both forward and reverse.

            (e) Lift, lower, and tilt normally with and without a load a minimum of three (3) times. Carriage, lift chains and channel assembly shall be in working condition, normal wear and tear excepted.

            (f) Electric trucks, if purchased with batteries, must be returned with batteries that are capable of sustaining a charge that will permit use of the equipment for an eight (8) hour shift.

            (g)   All motors shall operate without arcing and/or sparking.

      2. Each Unit's attachment(s), if any, shall perform all of its required functions, and each Unit's horn, parking brake, and lights shall be operational.

      3. The Units shall, on average, have tires with at least fifty percent (50%) remaining tread.

      4. Each Unit shall be complete with all originally-installed parts and pieces.

5.    TAX INDEMNITY

      Lessee acknowledges that this Rental Schedule and the Master Lease Agreement has been entered into on the basis that Lessor shall be entitled for federal and state income tax purposes (i) to claim the deductions for depreciation on the total original cost of the Equipment pursuant to the

                                 RENTAL SCHEDULE
                                       AND
                             ACCEPTANCE CERTIFICATE
                                    NO. B-31

                                   PAGE THREE

Accelerated Cost Recovery System under Section 168 of the Internal Revenue Code of 1986, as amended ("Code") or for state income tax purposes, any other depreciation deduction method that is permitted by certain state law; and (ii) to claim under Section 163 of the Code a tax deduction for the full amount of any interest paid by Lessor or accrued under Lessor's method of tax accounting on any indebtedness secured by the Equipment (hereinafter referred to collectively as the "Tax Benefits"). Lessee agrees to fully indemnify Lessor for any loss, disallowance, unavailability or recapture of the Tax Benefits as the result of any act, omission, misrepresentation or failure to act by Lessee, any sublessee, or any other person authorized by the Lessee to use or maintain the Equipment. If Lessor shall lose, shall not have the right to claim, or if there shall be disallowed or recaptured, all or any portion of such Tax Benefits, Lessee shall pay to Lessor as additional rent (a) an amount equal to the value, determined at the highest marginal tax rate on a present value basis discounted at the Lessor's then current cost of funds, of the Tax Benefits so disallowed or made unavailable plus (b) all interest, penalties, or additions to tax resulting from such loss, disallowance, unavailability or recapture of any of the foregoing, plus (c) all taxes required to by paid by the Lessor, its successors, assigns, or affiliates under any federal, state and local law upon receipt of any of the indemnifications set forth in this Section.

6.    ACCEPTANCE CERTIFICATE

      Lessee hereby represents, warrants and certifies (a) that the Equipment described herein has been delivered to and inspected and found satisfactory by Lessee and is accepted for Lease by Lessee under this Rental Schedule and the Master Lease as incorporated herein by reference, as of the Acceptance Date set forth above; (b) all items of Equipment are new and unused as of the Acceptance Date, except as otherwise specified above, and (c) the representations and warranties of Lessee set forth in the Master Lease are true and correct as of the date hereof.

7.    ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

      This Rental Schedule and the Master Lease constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. To the Extent any of the terms and conditions set forth in this Rental Schedule conflict with or are inconsistent with the Master Lease, this Rental Schedule shall govern and control. No amendment, modification or waiver of this Rental Schedule or the Master Lease will be effective unless evidenced by a writing signed by the party to be charged. This Rental Schedule may be executed in counterparts, all of which together shall constitute one and the same Instrument.

                                 RENTAL SCHEDULE
                                       AND
                             ACCEPTANCE CERTIFICATE
                                    NO. B-31

                                    PAGE FOUR

IN WITNESS WHEREOF the parties hereto have caused this Rental Schedule and Acceptance Certificate to be executed and delivered by their duly authorized representatives as of the date first above written.

AMERICAN FINANCE GROUP                     PACKAGING CORPORATION OF AMERICA
successor in interest to                   Lessee
AMERICAN FINANCE GROUP, INC.
Lessor

By /s/ [ILLEGIBLE]                         By /s/ [ILLEGIBLE]
   -------------------------                  ------------------------------
Title Manager                              Title
      ----------------------                     ---------------------------

COUNTERPART NO 1 OF 4 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

12/19/90                PACKAGING CORPORATION SCHEDULE A                  Page 1

Vendor name         Invoice number   Unit cost    Serial Number   Eqpt. Manufacturer   Eqpt. Model   Eqpt. Type
-----------------   --------------   ----------   -------------   ------------------   -----------   ----------
United Lift Truck   41947             52,756.00   D094V807SL      Hyster               S12CXL        FORKLIFT
                                     ==========
                                     $52,756.00 : TOTAL PER SCHEDULE

Street               City        State   Zip Code   Acceptance Date
------------------   ---------   -----   --------   ---------------
1530 Fruitville Pk   Lancaster   PA      17601      10/10/90

                              PACKAGING CORPORATION
                                   EXHIBIT ONE
                              RENTAL SCHEDULE B-31

                    (Stated as Percentage of Equipment Cost)

             AFTER
            PRIMARY
              TERM                                        CASUALTY
           PAYMENT NO.                                      VALUE
           -----------                                    --------
           Prior to 1                                      112.00
                 1                                         111.37
                 2                                         110.74
                 3                                         110.09
                 4                                         109.44
                 5                                         108.78
                 6                                         108.11
                 7                                         107.43
                 8                                         106.75
                 9                                         106.05
                10                                         105.34
                11                                         104.63
                12                                         103.90
                13                                         103.17
                14                                         102.42
                15                                         101.67
                16                                         100.90
                17                                         100.13
                18                                          99.34
                19                                          98.54
                20                                          97.74
                21                                          96.92
                22                                          96.09
                23                                          95.25
                24                                          94.40
                25                                          93.54
                26                                          92.67
                27                                          91.78
                28                                          90.88
                29                                          89.97
                30                                          89.05

                              PACKAGING CORPORATION
                                   EXHIBIT ONE
                              RENTAL SCHEDULE B-31

                    (Stated as Percentage of Equipment Cost)

             AFTER
            PRIMARY
              TERM                                       CASUALTY
           PAYMENT NO.                                     VALUE
           -----------                                   --------
               31                                          88.12
               32                                          87.17
               33                                          86.22
               34                                          85.24
               35                                          84.26
               36                                          83.26
               37                                          82.25
               38                                          81.23
               39                                          80.19
               40                                          79.14
               41                                          78.07
               42                                          76.99
               43                                          75.90
               44                                          74.79
               45                                          73.67
               46                                          72.53
               47                                          71.38
               48                                          70.21
               49                                          69.02
               50                                          67.82
               51                                          66.61
               52                                          65.38
               53                                          64.13
               54                                          62.86
               55                                          62.58
               56                                          60.28
               57                                          58.97
               58                                          57.63
               59                                          56.28
               60                                          55.00

                                                                     EXHIBIT 12


       RENEWAL RENTAL SCHEDULE NO. B-34RN1 (the "Renewal Rental Schedule")
                          DATED AS OF FEBRUARY 7, 1996
          TO MASTER LEASE AGREEMENT NO. 8707ILG313 (the "Master Lease")
                            DATED AS OF JULY 1, 1987

LESSOR                                        LESSEE

AMERICAN INCOME PARTNERS V-D                  PACKAGING CORPORATION OF AMERICA
LIMITED PARTNERSHIP                           1603 ORRINGTON AVENUE
c/o AMERICAN FINANCE GROUP                    EVANSTON, IL 60204
98 NORTH WASHINGTON STREET
BOSTON, MA 02114

1.    LEASE TERM. PAYMENT DATES.

      This Renewal Rental Schedule, between American Finance Group, as lessor, lessor's interest therein having been previously sold and assigned to the above-referenced Lessor and Lessee incorporates by reference the terms and conditions of the Master Lease. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor those items of Equipment described on the attached Schedule B, for the Renewal Lease Term and at the Renewal Term Basic Rent payable on the Payment Dates hereinafter set forth on the attached Schedule A, on the terms and conditions set forth in the Master Lease.

2.    BASIC RENT.

      Renewal Term Basic Rent is computed by multiplying the Total Equipment Cost by the Renewal Lease Rate set forth on the attached Schedule A.

3.    STIPULATED LOSS VALUE.

      Notwithstanding the provision of the Master Lease, the Stipulated Loss Value for the Equipment during the Renewal Lease Term shall be equal to $9,442.40.

4.    ENTIRE AGREEMENT. MODIFICATION AND WAIVERS. EXECUTION IN COUNTERPARTS.

      This Renewal Rental Schedule and the Master Lease constitute the entire agreement between Lessee and Lessor with respect to the leasing of the Equipment. Lessee hereby represents, warrants and certifies that the representations and warranties of Lessee set forth in the Master Lease are true and correct as of the date hereof. Capitalized terms not defined herein shall have the meanings assigned to them in the Master Lease. To the extent any of the terms and conditions set forth in this Renewal Rental Schedule conflict with or are inconsistent with the Master Lease, this Renewal Rental Schedule shall govern and control. No amendment, modification or waiver of this Renewal Rental Schedule or the Master Lease will be effective unless evidenced by a writing signed by the party to be charged. This Renewal Rental Schedule may be executed in counterparts, all of which together shall constitute one and the same instrument.

                       RENEWAL RENTAL SCHEDULE NO. B-34RN1
                                    PAGE TWO

The undersigned, being the duly authorized representative of the Lessee, hereby certifies that the items of Equipment described on the attached Schedule B have been duly delivered to the Lessee in good order and duly inspected and accepted by the Lessee as conforming in all respects with the requirements and provisions of the Master Lease, as of the Renewal Term Commencement Date stated on the attached Schedule A.

AMERICAN INCOME PARTNERS V-D              PACKAGING CORPORATION OF AMERICA
LIMITED PARTNERSHIP                       Lessee
Lessor

By: AFG Leasing IV Incorporated
Title: General Partner

By: /s/ Gail [Illegible]                  By: /s/ [Illegible]
    ----------------------------              ------------------------------
Title: Manager                            Title: Dir. Of Purchasing
       -------------------------                 ---------------------------
Date: 3/15/96                             Date: 3/5/96
      --------------------------                ----------------------------

     COUNTERPART NO. 1 OF 2 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS.
     TO THE EXTENT IF ANY THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER
     THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1

LLR40D-01                    AMERICAN FINANCE GROUP

                     Schedule A - Rental Schedule Economics

LESSEE:       PACKAGING CORPORATION OF AMERICA

LESSOR:        AMERICAN FINANCE GROUP, INC.

RENTAL SCHEDULE:                      B-34RN1

LEASE TERM (months):                           12

PRIMARY START DATE:                     4/01/1996

LEASE EXPIRATION DATE:                  3/31/1997

PAYMENT FREQUENCY:                        MONTHLY

ADVANCE/ARREARS:                          ADVANCE

LEASE RATE:                            .016309400

PER DIEM LEASE RATE:                   .000543647

PERIODIC RENT:                            $280.00

NUMBER OF PAYMENTS:                            12

TOTAL INTERIM RENT:                          $.00

PAYMENT COMMENCEMENT DATE:              4/01/1996

TOTAL EQUIPMENT COST:                  $17,168.00

DOCUMENTATION FEE:
                              -------------------

/s/ [Illegible]       LESSEE INITIALS
---------------------

                      LESSOR INITIALS
---------------------

ATF#: PCA-AIP

L2R13D                       AMERICAN FINANCE GROUP       2/06/96 9:21:22 PAGE 1

                         ASSET ACTIVITY CHECKLIST REPORT

PREPARED BY: SANDRA MIRRA

APPROVALS: /s/ [Illegible]   /
           -----------------   -------------------

TYPE OF TRANSACTION

(X) RENEWAL LEASE                     ( ) CASUALTY AT STIPULATED LOSS VALUE
( ) SALE TO ORIGINAL USER             ( ) EARLY TERMINATION
( ) SALE TO THIRD PARTY USER          ( ) WAREHOUSE OF ASSETS
                                      ( ) OTHER
                                                --------------------------

PRIMARY TERM DATA

ORIGINAL LESSEE          PACKAGING CORPORATION OF AMERICA
STREET ADDRESS 1         1603 ORRINGTON AVE
STREET ADDRESS 2
CITY, STATE, ZIP         EVANSTON             IL  60204
CONTACT NAME             GEORGE  LUBNIEWSKI
PHONE NUMBER             708-492-6977        FAX NUMBER       708-492-4452

MASTER LEASE NUMBER      8707ILG313
LEASE DATE                7/01/1987
RENTAL SCHEDULE          B-34
START DATE                1/01/1991
EXPIRATION DATE          12/31/1995
PAYMENT FREQUENCY        M/ADV
LEASE RATE FACTOR         .017963410
ASSUMED DEBT RATE         9.2000
TREASURY RATE             7.70
LENDER/LOAN NUMBER
EQUITY OWNER(S)          1054
                         100.000000000

1 (/s/ [Illegible]) ORIGINAL TITLES      3 (X) STOP BILL FORM
2 ( ) PRODUCE IRR REPORT                 4 (N/A) COLLATERAL DOCS REQUESTED

I.    WAREHOUSE DATA (SEE ATTACHED EQUIPMENT LIST)

WAREHOUSE COST      $__________________

DATE WAREHOUSED                                STOP BILL DATE
                     ------------------                          ---------------

L2R13D                       AMERICAN FINANCE GROUP       2/06/96 9:21:22 PAGE 2

                         ASSET ACTIVITY CHECKLIST REPORT

II.   EQUIPMENT SALE DATA (SEE ATTACHED EQUIPMENT AND PRICE LIST)

NEW LESSEE OR BUYER
STREET ADDRESS 1
STREET ADDRESS 2
CITY, STATE, ZIP
CONTACT NAME
PHONE NUMBER                           FAX NUMBER

SALE TYPE          BS    LS   OS    RS

TAX EXEMPTION STATUS      YES    NO          EXEMPTION NUMBER

TOTAL SALE PRICE      $__________________    BROKERAGE FEE   $__________________

SALE DATE/STOP BILL DATE   __________________

1 (  ) CREATE MEMO CODE                      6 (  ) CHANGE MEMO CODE
2 (  ) AS/400 INPUT                          7 (  ) REMOVE RS COUNTERPART
3 (  ) MISCELLANEOUS INVOICE                        IF ALL ASSETS ARE SOLD
4 (  ) PRODUCE DOCUMENTS/SEND TO BUYER       8 (  ) PREP FOR SCANNING
5 (  ) RECEIPT OF PAYMENT                    9 (  ) FINAL DOCUMENTS TO BUYER

III. [Circled]  RENEWAL DATA (ATF MAY NEED TO BE CREATED)

NEW RENTAL SCHEDULE        B-34RN1         TERM                    One Year
                         ---------------                        ----------------
START DATE                 5/1/96          EXPIRATION DATE         4/30/97
                         ---------------                        ----------------
PAYMENT FREQUENCY    M/ADV [Circled]    Q/ADV    S/ADV    A/ADV    M/ARR
                     Q/ARR    S/ARR    A/ARR

STIPULATED LOSS VALUE   $  9,442.40        LRF/RENT             $ .0163094280
                         ---------------                        ----------------
SEND DOCUMENTS TO LESSEE                   END OF LEASE OPTIONS    Some
                         ---------------                        ----------------

1 (X) AS/400 INPUT                               5 (X) ACTIVATION REPORT
2 (X) UPDATE EQUITY OWNER                        6 (X) PREP FOR SCANNING
3 (X) PRODUCE DOCUMENTS/SEND TO LESSEE 2/7/96    7 (X) FINAL DOCUMENTS TO LESSEE
4 (X) REQUEST UPDATED INSURANCE

IV.   NOTES, COMMENTS AND OTHER INFORMATION

          ------------------------------------------------------------

          ------------------------------------------------------------

L2R14D                       AMERICAN FINANCE GROUP       2/06/96 9:21:24 PAGE 1

                  ASSET ACTIVITY REPORT - EQUIPMENT DESCRIPTION

LESSEE: PACKAGING CORPORATION OF AMERICA
RENTAL SCHEDULE: B-34

Asset     Equipment Cost  Serial Number      Manufacturer        Model       Type          Status       Bill Code
-----------------------------------------------------------------------------------------------------------------------

0013001     17,168.00   A187V13971K          HYSTER              S50XL       FORKLIFT      LEASE        PA001
        -------------
            17,168.00   Total for Location 1816 OLD HEMSTEAD RD       LANCASTER        PA 17604    CODE PA002

        -------------
        -------------
            17,168.00   Total Equipment Cost

                               ** END OF REPORT **